                                                     INVESTOR RELATIONS CONTACT:
[NUMEREX LOGO]                                    Alan B. Catherall 770-485-2527



                                  PRESS RELEASE


FOR IMMEDIATE RELEASE


            NUMEREX REPORTS FOURTH QUARTER AND FULL YEAR 2003 RESULTS

                COMPANY STRENGTHENS ITS FINANCIAL POSITION AS IT
                      SUBSTANTIALLY NARROWS OPERATING LOSS

     CONTINUES WITH NEW PRODUCT LAUNCHES AND STRATEGIC MARKETING INITIATIVES

ATLANTA, FEBRUARY 23, 2004 - NUMEREX CORP. (NASDAQ: NMRX), today announced a net loss of $400 thousand for the fourth quarter of 2003 and a full year net loss of $1.4 million. Included in these results is the gain on the sale of Data1Source LLC of $1.7 million that occurred in September 2003. These results compare to net losses of $3.8 million and $7.7 million for the comparable periods of 2002, including full year acquisition costs of $1.9 million. Fully diluted losses per share were $0.04 for the quarter and $0.13 year-to-date. This compares to fully diluted losses per share, including acquisition costs, of $0.35 and $0.71 for the comparable periods of 2002. Net sales were $5.3 million for the quarter and $20.2 million for 2003 in total compared to $3.9 million and $24.5 million for the comparable periods of 2002. Please see the attached financial statements for more details.

"2003 was a very busy year for the Company," said Stratton Nicolaides, chairman and CEO of Numerex, "and the fourth quarter was no exception. In December, we announced the release of IPContact(R) 8.0, a desktop videoconferencing software package that boasts industry-leading performance levels with multi-point capabilities. IPContact supplements the Company's PowerPlay(TM) suite of turnkey videoconferencing hardware solutions. Our fourth quarter revenues included the initial sales of IPContact and we believe that this software package will gain further traction in 2004. Also, in December, we announced a strategic marketing initiative with Niigata Seimitsu and Toyota Industries Corporation to manufacture and distribute Numerex's extensive suite of product offerings, including Uplink(SM), MobileGuardian(TM) and VendView(TM). We are very excited to be allied with a company such as Niigata who are committed to providing Numerex with exceptionally high quality manufacturing and assembly resources."

"We also continued to strengthen our financial position, and in January 2004, we issued a $4.5 million convertible Term Note. The net proceeds from the financing were used primarily for the repayment of the Company's remaining $3.5 million short-term debt to Cingular Wireless and to provide additional working capital. The Note is repayable in cash or, under certain circumstances, stock. During 2004, cash payments, if required, would be limited to just over $800,000, including interest."

Other key initiatives undertaken in 2003 included:

- Launched the release of MobileGuardian(TM), a web-based vehicle location and recovery solution that combines the accuracy of Global Positioning System, or GPS, and Cellemetry(R)

- Completed the purchase of Cingular's 40% interest in Cellemetry LLC, a joint venture formed in 1998, giving Numerex full ownership of Cellemetry LLC and its subsidiary, Uplink Security Inc.

- Announced that Numerex's Australian subsidiary, DCX Systems, Inc., reached a five-year agreement with Telstra, a leading Australian telecommunications provider, to expand the availability of its Securitel service, a derived channel based alarm security service offered in Australia.

- Reached an exclusive agreement with the nations largest automotive dealership to market MobileGuardian(TM), providing point of sale access to over 400 dealership locations.

- Announced the sale of the our mobile messaging service bureau, Data1Source LLC, to Wireless Services Corporation, allowed us to focus our resources on growing our core wireless telemetry business.

- Added VendView(TM) to our wireless data solutions portfolio, a service providing remote monitoring of vending machines 24 hours a day, seven days a week, utilizing our Cellemetry(R) network for ubiquitous communications coverage throughout North America

                                   -continued-

"Our financial results for the fourth quarter of 2003 included a 37% increase in revenues over the same period last year and we continued to focus on solid, creditworthy customers. Compared to the prior quarter, after eliminating revenues of $378,000 and $154,000, respectively, attributable to Data1Source LLC, total revenues increased slightly. However, this overall comparison masks the strong revenue performance of the Wireless Data Division, which recorded sequential growth of over 17% after eliminating revenues attributable to Data1Source LLC. Finally, with regard to liquidity, only the payment of accumulated interest to Cingular and fees related to the Data1Source transaction prevented the Company from adding to our cash balance reported at the end of September 2003. Our focus in 2004 will be sound revenue growth, continued cost control and aggressive cash management."

A complete analysis of our 2003 quarterly revenues by division is included in this press release.

CONFERENCE CALL AND WEBCAST INFORMATION
Numerex will conduct a conference call tomorrow, February 24, 2004, at 11:00 A.M., Eastern Time, accessible by calling (877) 822-9907 in the U.S. and Canada, or (706) 679-7183 international. A live Webcast of the call will also be available via Numerex's Web site at http://www.nmrx.com, under the Investor Relations section. A replay of the conference call will be available via Numerex's Web site beginning two hours after the call.

ABOUT NUMEREX
Numerex (Nasdaq:NMRX) is a technology company comprised of operating subsidiaries that develop and market a wide range of communications products and services. The Company's primary focus is wireless data communications utilizing proprietary network technologies. The Company offers products and services in wireless data communications through Cellemetry(R), Uplink(TM), MobileGuardian(TM) and VendView(TM); and digital multimedia through PowerPlay(TM) and IPContact(TM). These services enable customers around the globe to monitor and move information for a variety of applications from home and business security to distance learning. In addition, the Company offers wireline alarm security products and services, as well as telecommunications network operational support systems. For more information on Numerex, please visit our Web site at: www.nmrx.com.

This document contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, among other things, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. All statements and information herein and incorporated by reference herein, other than statements of historical fact, are forward-looking statements that are based upon a number of assumptions concerning future conditions that ultimately may prove to be inaccurate. Many phases of the Company's operations are subject to influences outside its control. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which may change over time. These forward-looking statements speak only as of the date of this report, and the Company assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance.

Any one or any combination of factors could have a material adverse effect on the Company's results of operations or could cause actual results to differ materially from forward-looking statements or historical performance. These factors include: the pace of technological change; variations in quarterly operating results; delays in the development, introduction and marketing of new wireless products and services by us or our competitors or suppliers; delay in implementation by customers of services; changes in our mix of products and services and sources of revenues; changes in length of sales cycles of or demand by our customers for existing and additional services; changes in the productivity of our distribution channels; customer acceptance of our products and services;; the inability to attain revenue and earnings growth; loss of key strategic contracts; product failures; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the extent and timing of technological changes; changes in customer spending; the loss of intellectual property protection; an impact of changes in currently utilized telecommunications standards or Company's ability to adapt to such changes. Actual events, developments and results could differ materially from those anticipated or projected in the forward-looking statements as a result of certain uncertainties set forth below and elsewhere in this document. Subsequent written or oral statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this report and those in the Company's reports previously and subsequently filed with the Securities and Exchange Commission.




                                   -continued-

                                  NUMEREX CORP.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          FOR THE THREE MONTH         FOR THE TWELVE MONTH
                                                       PERIOD ENDED DECEMBER 31,    PERIOD ENDED DECEMBER 31,

                                                           2003         2002           2003            2002
                                                       (UNAUDITED)   (UNAUDITED)
                                                        --------      --------       --------       --------
 NET SALES:
 Wireless Data Communications                            $  3,455       $  1,689       $ 12,687       $ 14,209
 Digital Multimedia and Networking                          1,573          1,945          6,164          9,354
 Wireline Data Communications                                 268            227          1,306            938
                                                         --------       --------       --------       --------
 TOTAL NET SALES                                            5,296          3,861         20,157         24,501

 Cost of sales                                              2,874          3,087         10,486         13,952
 Depreciation and amortization                                108            121            642            328
                                                         --------       --------       --------       --------
 GROSS PROFIT                                               2,314            653          9,029         10,221
                                                             43.7%          16.9%          44.8%          41.7%

 Selling, general, and administrative expenses              2,094          3,297          8,922         12,509
 Research and development expenses                             59            369            905          1,097
 Depreciation and amortization                                454            564          1,928          2,184
 Costs related to non-recurring acquisition activity           --             --             --          1,899
                                                         --------       --------       --------       --------
 OPERATING LOSS                                              (293)        (3,577)        (2,726)        (7,468)

 Interest income and (expense), net                           (80)           (84)          (354)          (212)
 Gain on sale of business                                      --             --          1,712             --
 Other income and (expense), net                              (15)           (58)            56             --
 Minority interest                                             --             --             --            326
                                                         --------       --------       --------       --------
 Loss before taxes                                           (388)        (3,719)        (1,312)        (7,354)

 Provision for income taxes                                    35             10             92             96
                                                         --------       --------       --------       --------
 NET LOSS                                                    (423)        (3,729)        (1,404)        (7,450)

 Preferred stock dividend                                      --             60             --            240
                                                         --------       --------       --------       --------

 NET LOSS APPLICABLE TO COMMON SHAREHOLDERS              $   (423)      $ (3,789)      $ (1,404)      $ (7,690)
                                                         ========       ========       ========       ========

 BASIC AND DILUTED LOSS PER COMMON SHARE                 $  (0.04)      $  (0.35)      $  (0.13)      $  (0.71)
 Number of shares used in per share calculation
   Basic and diluted                                       10,790         10,973         10,934         10,766

                                   -continued-

                                  NUMEREX CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                            DECEMBER 31,     DECEMBER 31,
                                                                               2003             2002
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                   $    734         $  2,137
  Accounts receivable, net                                                       3,093            4,459
  Notes Receivable                                                                  99              823
  Inventory                                                                      3,461            5,189
  Prepaid expenses and other current assets                                        700              976
                                                                              --------         --------
            TOTAL CURRENT ASSETS                                                 8,087           13,584

PROPERTY AND EQUIPMENT, NET                                                      1,296            2,475
GOODWILL, NET                                                                   15,014           10,983
OTHER INTANGIBLES, NET                                                           7,979            8,050
SOFTWARE, NET                                                                      825            1,963
OTHER ASSETS                                                                       769               56
                                                                              --------         --------
            TOTAL ASSETS                                                      $ 33,970         $ 37,111

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                                            $  2,498         $  5,238
  Other current liabilities                                                      1,487            1,866
  Note payable, current                                                          3,500               --
  Deferred revenues                                                                775              819
  Obligations under capital leases, current portion                                282              710
                                                                              --------         --------
            TOTAL CURRENT LIABILITIES                                            8,542            8,633
LONG TERM LIABILITIES
  Obligations under capital leases and other long term liabilities                  62              863
                                                                              --------         --------
            TOTAL LONG TERM LIABILITIES                                             62              863

SHAREHOLDERS' EQUITY
Preferred stock - no par value; authorized 3,000,000; none issued                   --               --
Class A common stock - no par value; authorized 30,000,000; issued              36,793           36,769
  13,181,547 on December 31, 2003 and 13,168,889 on December 31, 2002
Additional paid-in-capital                                                         439              439
Treasury stock, at cost, 2,391,400 shares on December 31, 2003 and             (10,197)          (9,222)
  1,766,400 on December 31, 2002
Class B common stock - no par value; authorized 5,000,000; none issued              --               --
Accumulated other comprehensive income                                              97               (9)
Retained earnings                                                               (1,766)            (362)
                                                                              --------         --------
                                                                              $ 25,366         $ 27,615
                                                                              --------         --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $ 33,970         $ 37,111
                                                                              ========         ========


                                   -continued-

                    QUARTERLY REVENUES BY PRODUCT OR SERVICE

                                                           THREE MONTHS ENDED
                                           ----------------------------------------------------
                                           March 31,     June 30,   September 30,  December 31,
                                             2003         2003          2003           2003
                                           ----------------------------------------------------
                                                     (in thousands, except per share data)
Net sales:
   Wireless Data Communications
         Product                            $1,027        $1,073        $1,229        $1,509
         Service                             1,859         2,081         1,964         1,945
                                            ------        ------        ------        ------
            Sub-total                        2,886         3,154         3,193         3,454
   Digital Multimedia and Networking
         Product                               504           395           944           803
         Service                             1,042           809           898           770
                                            ------        ------        ------        ------
            Sub-total                        1,546         1,204         1,842         1,573
   Wireline Security
         Product                                39           172           173            65
         Service                               216           190           248           202
                                            ------        ------        ------        ------
            Sub-total                          255           362           421           267
   Total net sales
         Product                             1,570         1,640         2,346         2,377
         Service                             3,117         3,080         3,110         2,917
                                            ------        ------        ------        ------
           Total net sales                  $4,687        $4,720        $5,456        $5,294
                                            ======        ======        ======        ======

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